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                                                                    EXHIBIT 99.2



                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS



I, Richard A. Navarre, Executive Vice President and Chief Financial Officer of Peabody Energy Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Peabody Energy Corporation.

Dated:  August 1, 2002



                                            RICHARD A. NAVARRE
                                            -----------------------------------
                                            Richard A. Navarre
                                            Executive Vice President
                                            and Chief Financial Officer